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                                                                    EXHIBIT 23.4



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 19, 1999 included in the PennzEnergy Company Form 10-K for the year ended December 31, 1998.


                                           ARTHUR ANDERSEN LLP


Houston, Texas
August 13, 1999